Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Amended and Restated Supplement dated December 1, 2018 to the
GMO Trust Prospectus dated June 30, 2018

This supplement amends and restates the supplements dated September 25, 2018 and October 5, 2018 to the GMO Trust Prospectus dated June 30, 2018 (the “Prospectus”).

GMO Emerging Markets Fund

Effective January 1, 2019, the section appearing on page 60 of the Prospectus captioned “Investment objective” is replaced with the following:

Investment objective

Total return in excess of that of its benchmark, the MSCI Emerging Markets Index.

Effective December 1, 2018, the sections appearing on pages 60 and 61 of the Prospectus captioned “Shareholder fees”, “Example” and “Principal investment strategies” are replaced with the following:

Shareholder fees

(fees paid directly from your investment)

	Class II	Class III	Class IV	Class V	Class VI
Purchase premium (as a percentage of amount invested)	0.40%	0.40%	0.40%	0.40%	0.40%
Redemption fee (as a percentage of amount redeemed)	0.40%	0.40%	0.40%	0.40%	0.40%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class II	$179	$417	$674	$1,410	$138	$372	$626	$1,352
Class III	$174	$397	$639	$1,332	$132	$352	$590	$1,273
Class IV	$169	$382	$612	$1,274	$127	$337	$563	$1,215
Class V	$164	$373	$598	$1,248	$122	$328	$550	$1,189
Class VI	$161	$363	$582	$1,213	$119	$318	$534	$1,154

Principal investment strategies

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to emerging markets. “Emerging markets” include all markets that are not treated as “developed markets” in the MSCI World Index or MSCI EAFE Index. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging markets (see “Name Policies”). In addition to investing in companies tied economically to emerging markets, the Fund may invest in companies that GMO believes are likely to benefit from growth in the emerging markets. GMO expects that the Fund will have a value bias relative to its benchmark.

GMO uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation, quality, patterns of price movement and volatility, and macroeconomic factors. In constructing the Fund’s portfolio, GMO considers a number of factors, including the trade-off among forecasted returns, risk relative to the benchmark, transaction costs, and liquidity. GMO also adjusts the Fund’s portfolio for factors such as position size, market capitalization, and exposure to particular industries, sectors, countries, regions, or currencies. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, or currency. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time.

As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include options, futures, forward currency contracts, warrants, swap contracts, and reverse repurchase agreements. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may overweight and underweight its positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities.

The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.

Effective January 1, 2019, the table on page 63 of the Prospectus captioned “Average Annual Total Returns” is replaced with the following:

Average Annual Total Returns

Periods Ending December 31, 2017

	1 Year	5 Years	10 Years	Incept.
Class IIa				11/29/96
Return Before Taxes	30.91%	2.37%	-0.03%	8.23%
MSCI Emerging Markets Index[b] (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	37.28%	4.35%	1.68%	6.79%
S&P/IFCI Composite Index[c] (Prior Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	37.89%	5.65%	2.50%	7.85%
Class III				12/9/93
Return Before Taxes	30.99%	2.43%	0.02%	7.85%
Return After Taxes on Distributions	30.39%	1.95%	-0.83%	6.54%
Return After Taxes on Distributions and Sale of Fund Shares	18.38%	1.95%	0.29%	6.69%
MSCI Emerging Markets Index[b] (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	37.28%	4.35%	1.68%	6.04%
S&P/IFCI Composite Index[c] (Prior Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	37.89%	5.65%	2.50%	6.74%
Class IV				1/9/98
Return Before Taxes	31.04%	2.46%	0.07%	9.40%
MSCI Emerging Markets Index[b] (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	37.28%	4.35%	1.68%	8.48%
S&P/IFCI Composite Index[c] (Prior Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	37.89%	5.65%	2.50%	9.74%
Class Vd				8/4/03
Return Before Taxes	31.07%	2.51%	0.11%	10.81%
MSCI Emerging Markets Index[b] (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	37.28%	4.35%	1.68%	11.24%
S&P/IFCI Composite Index[c] (Prior Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	37.89%	5.65%	2.50%	12.35%
Class VI				6/30/03
Return Before Taxes	31.17%	2.55%	0.14%	11.07%
MSCI Emerging Markets Index[b] (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	37.28%	4.35%	1.68%	11.62%
S&P/IFCI Composite Index[c] (Prior Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	37.89%	5.65%	2.50%	12.66%

a  For the period from January 9, 1998 to August 12, 2009, no Class II shares were outstanding. The returns shown in the table for that period are those of Class III shares, which have been adjusted downward to reflect Class II’s higher total annual fund operating expenses (Class II’s expenses during these periods were calculated by adjusting Class III’s actual total annual fund operating expenses during such periods upward by the current differential between “Total annual fund operating expenses” for Class II and Class III shares shown in the Fund’s “Annual Fund operating expenses” table).

b  Fund’s benchmark effective January 1, 2019.

c  Effective January 1, 2019, the Fund changed its benchmark from the S&P/IFCI Composite Index to the MSCI Emerging Markets Index because GMO believes the MSCI Emerging Markets Index is more appropriate in light of the Fund’s investment strategy.

d  For the period from October 26, 2004 to February 11, 2005, no Class V shares were outstanding. The returns shown in the table for that period are those of Class IV shares, which have higher expenses.

GMO Emerging Domestic Opportunities Fund

The sections appearing on page 65 of the Prospectus captioned “Shareholder Fees” and “Example” are replaced with the following:

Shareholder fees

(fees paid directly from your investment)

	Class II	Class III	Class IV	Class V	Class VI
Purchase premium (as a percentage of amount invested)	0.40%	0.40%	0.40%	0.40%	0.40%
Redemption fee (as a percentage of amount redeemed)	0.40%	0.40%	0.40%	0.40%	0.40%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class II	$200	$457	$733	$1,523	$159	$412	$685	$1,465
Class III	$193	$435	$696	$1,444	$152	$390	$648	$1,385
Class IV	$189	$423	$675	$1,398	$148	$378	$627	$1,340
Class V	$187	$417	$664	$1,375	$146	$372	$616	$1,317
Class VI	$184	$407	$648	$1,341	$143	$362	$600	$1,282

The table on page 68 of the Prospectus captioned “Average Annual Total Returns” is replaced with the following:

Average Annual Total Returns

Periods Ending December 31, 2017

	1 Year	5 Years	10 Years	Incept.
Class II				3/24/11
Return Before Taxes	36.37%	5.97%	N/A	6.73%
Return After Taxes on Distributions	36.05%	5.45%	N/A	6.31%
Return After Taxes on Distributions and Sale of Fund Shares	21.01%	4.65%	N/A	5.34%
MSCI Emerging Markets Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	37.28%	4.35%	N/A	2.82%
Class III				6/29/12
Return Before Taxes	36.44%	6.04%	N/A	8.22%
MSCI Emerging Markets Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	37.28%	4.35%	N/A	6.41%
Class IV				5/2/12
Return Before Taxes	36.58%	6.10%	N/A	7.16%
MSCI Emerging Markets Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	37.28%	4.35%	N/A	4.64%
Class V				11/29/13
Return Before Taxes	36.56%	N/A	N/A	6.48%
MSCI Emerging Markets Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	37.28%	N/A	N/A	5.65%

GMO Risk Premium Fund

The sections appearing on page 90 of the Prospectus captioned “Annual Fund operating expenses” and “Example” are replaced with the following:

Annual Fund operating expenses

(expenses that you bear each year as a percentage of the value of your investment)

	Class III	Class IV	Class V	Class VI
Management fee	0.25%[1,2]	0.25%[1,2]	0.25%[1,2]	0.25%[1,2]
Shareholder service fee	0.15%[1]	0.10%[1]	0.085%[1]	0.055%[1]
Other expenses	0.08%	0.08%	0.08%	0.08%
Total annual fund operating expenses	0.48%	0.43%	0.42%	0.39%
Expense reimbursement/waiver	(0.08%)[1]	(0.08%)[1]	(0.08%)[1]	(0.08%)[1]
Total annual fund operating expenses after expense reimbursement/waiver	0.40%	0.35%	0.34%	0.31%

1  Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2019, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

2  The amount has been restated to reflect current management fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class III	$41	$146	$261	$596
Class IV	$36	$130	$233	$534
Class V	$35	$127	$227	$522
Class VI	$32	$117	$211	$485

GMO Climate Change Fund

The sections appearing on page 22 of the Prospectus captioned “Annual Fund operating expenses” and “Example” are replaced with the following:

Annual Fund operating expenses

(expenses that you bear each year as a percentage of the value of your investment)

	Class III		Class IV		Class V		Class VI
Management fee	0.60%	[1]	0.60%	[1]	0.60%	[1]	0.60%	[1]
Shareholder service fee	0.15%	[1]	0.10%	[1]	0.085%	[1]	0.055%	[1]
Other expenses	0.76%		0.76%		0.76%		0.76%
Total annual fund operating expenses	1.51%		1.46%		1.45%		1.42%
Expense reimbursement/waiver	(0.74%)	[1,2]	(0.74%)	[1,2]	(0.74%)	[1,2]	(0.74%)	[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.77%		0.72%		0.71%		0.68%

1 Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.77% for Class III shares; 0.72% for Class IV shares; 0.705% for Class V shares; and 0.675% for Class VI shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel and independent compliance consultant to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business, are excluded from the Expense Cap. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. The reimbursement and waiver arrangements described above, including the Expense Cap, will remain in effect through September 25, 2019, and may not be terminated prior to such date without the action or consent of the Trust’s Board of Trustees. GMO also has voluntarily agreed to reduce its management fee by 0.15% through December 31, 2018. GMO does not expect the 0.15% reduction of its management fee to continue beyond December 31, 2018.

2 The amount has been restated to reflect application of the Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the contractual expense reimbursements and waivers noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class III	$79	$407	$758	$1,749
Class IV	$74	$391	$731	$1,693
Class V	$73	$388	$726	$1,682
Class VI	$69	$379	$710	$1,648

Additional Summary Information About the Funds

The charts on page 128 of the Prospectus in the section captioned “Additional Summary Information About the Funds – Purchase and sale of Fund Shares” are replaced with the following:

Minimum Investment Criteria for Class Eligibility

		Minimum Total Fund Investment	Minimum Total GMO Investment
Class II Shares	All Funds Offering Class II Shares	N/A	$5 million
Class III Shares	International Equity Fund	N/A	$35 million
	Emerging Markets Fund Emerging Domestic Opportunities Fund	$50 million	N/A
	All Other Funds Offering Class III Shares	N/A	$5 million
Class IV Shares	All Funds Offering Class IV Shares	$125 million	$250 million
Class V Shares	All Funds Offering Class V Shares	$250 million	$500 million
Class VI Shares	All Funds Offering Class VI Shares	$300 million	$750 million

Minimum Investment Criteria and Eligibility for Implementation Fund and U.S. Treasury Fund

	Minimum Total Fund Investment	Minimum Total GMO Investment
Implementation Fund U.S. Treasury Fund	N/A	$5 million

Management of the Trust

The paragraph beginning at the bottom of page 148 and ending on page 149 of the Prospectus in the section captioned “Management of the Trust” is replaced with the following:

GMO has retained its affiliate, GMO Singapore Pte. Limited, 1 Raffles Place, #53-00, Singapore 048616 (“GMO Singapore”), to assist GMO in furnishing an investment program for each of Emerging Domestic Opportunities Fund (“EDOF”) and Emerging Markets Fund (“EMF”) (together the “Emerging Markets Equity Funds”). GMO Singapore commenced operations in February 2003 and furnishes investment advisory services predominantly to institutional clients. Pursuant to a sub-advisory agreement with GMO and each Emerging Markets Equity Fund, GMO Singapore makes investment decisions or recommendations for all or part of each Emerging Markets Equity Fund’s portfolio, as determined by GMO. GMO (and not the relevant Emerging Markets Equity Fund) will pay a sub-advisory fee to GMO Singapore for its services at the following rates: (i) 10% of the management fees received by GMO under EMF’s investment management contract; and (ii) 60% of the management fees received by GMO under EDOF’s investment management contract, each net of any fee waiver or expense reimbursement obligations of GMO as may be in effect. A discussion of the basis for the Trustees’ approval of each sub-advisory agreement with GMO Singapore is included (or will be included, as applicable) in the relevant Emerging Markets Equity Fund’s shareholder report for the period during which the Trustees approved that agreement. See “Distributions and Taxes” below for information regarding tax matters relating to the investment advisory services GMO Singapore provides to each Emerging Markets Equity Fund.

The first three paragraphs of the sub-section beginning on page 151 of the Prospectus, captioned “Expense Reimbursement,” are replaced with the following:

Except for Climate Change Fund, Resources Fund, High Yield Fund, Emerging Country Debt Fund, Strategic Short-Term Fund, and Special Opportunities Fund, GMO has contractually agreed to reimburse each GMO Fund for its “Specified Operating Expenses” (as defined below). GMO has contractually agreed to reimburse each of Resources Fund, High Yield Fund, and Special Opportunities Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets. GMO has contractually agreed to reimburse Strategic Short-Term Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.05% of the Fund’s average daily net assets. Each of the average daily net asset percentages noted in the two preceding sentences is referred to herein as an “Expense Threshold Amount.” GMO has contractually agreed to reimburse Climate Change Fund to the extent that the Fund’s “Ordinary Fund Operating Expenses,” (as defined below) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.77% for Class III shares; 0.72% for Class IV shares; 0.705% for Class V shares; and 0.675% for Class VI shares (the “Climate Change Fund Expense Cap”).

As used in this Prospectus, subject to the exclusions noted below, “Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees, and custody expenses. In the case of Emerging Markets Fund, “Specified Operating Expenses” does not include custody expenses, and in the case of Emerging Domestic Opportunities Fund, “Specified Operating Expenses” only includes custody expenses to the extent that they exceed 0.10% of the Fund’s average daily net assets. In the case of Benchmark-Free Fund, “Specified Operating Expenses” does not include the Fund’s direct custody expenses attributable to its holdings of emerging market securities. As it relates to the Climate Change Fund Expense Cap, “Ordinary Fund Operating Expenses” excludes fees and expenses of the Independent Trustees, legal counsel to the Independent Trustees, independent compliance consultant to the Independent Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of Climate Change Fund’s business.

For each Fund with an Expense Threshold Amount, GMO is permitted to recover from the Fund, on a class-by-class basis, as applicable, the Fund’s “Specified Operating Expenses” GMO has borne or reimbursed (whether through reduction of its fees or otherwise) to the extent that the Fund’s “Specified Operating Expenses” later fall below the Expense Threshold Amount or the lower expense limit in effect when GMO seeks to recover the expenses. A Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. The amount GMO is entitled to recover may not cause a Fund to exceed the Expense Threshold Amount or the lower expense limit in effect when GMO seeks recovery.

The fourth full paragraph on page 152 of the Prospectus is hereby replaced with the following:

These contractual waivers and reimbursements will continue through at least June 30, 2019 for each Fund (and, in the case of Climate Change Fund, through at least September 25, 2019) unless the Trust’s Board of Trustees authorizes their modification or termination or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplement support agreement.

Multiple Classes and Eligibility

The charts on pages 162 and 163 of the Prospectus in the section captioned “Multiple Classes and Eligibility” are replaced with the following:

Minimum Investment Criteria for Class Eligibility

Minimum Total Fund Investment	Minimum Total GMO Investment[1]	Shareholder Service Fee (as a % of average daily net assets)

Class II Shares	All Funds Offering Class II Shares	N/A	$5 million	0.22%
Class III Shares	Global Asset Allocation Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
International Equity Allocation Fund
International Developed Equity Allocation Fund
Benchmark-Free Fund
	Strategic Opportunities Allocation Fund	N/A	$5 million	0.00%[2]
	International Equity Fund	N/A	$35 million	0.15%
	Emerging Markets Fund Emerging Domestic Opportunities Fund	$50 million	N/A	0.15%
	All Other Funds Offering Class III Shares	N/A	$5 million	0.15%

Minimum Total Fund Investment	Minimum Total GMO Investment[1]	Shareholder Service Fee (as a % of average daily net assets)

Class IV Shares	Benchmark-Free Allocation Fund Climate Change Fund Resources Fund Foreign Small Companies Fund U.S. Equity Fund High Yield Fund Core Plus Bond Fund Emerging Country Debt Fund Strategic Short-Term Fund Risk Premium Fund SGM Major Markets Fund Alpha Only Fund Special Opportunities Fund	$125 million	$250 million	0.10%
	International Equity Fund International Large/Mid Cap Equity Fund	$125 million	$250 million	0.09%
	Quality Fund Emerging Markets Fund Emerging Domestic Opportunities Fund	$125 million	$250 million	0.105%
Class V Shares	All Funds Offering Class V Shares	$250 million	$500 million	0.085%
Class VI Shares	All Funds Offering Class VI Shares	$300 million	$750 million	0.055%

Minimum Investment Criteria and Eligibility for Implementation Fund and U.S. Treasury Fund

	Minimum Total Fund Investment	Minimum Total GMO Investment[1]	Shareholder Service Fee (as a % of average daily net assets)
Implementation Fund U.S. Treasury Fund	N/A	$5 million	N/A

1 The eligibility requirements in the table above are subject to exceptions and special rules for retirement investors investing through financial intermediaries and for investors with continuous investments in International Equity Fund since May 31, 1996. See discussion immediately following these tables for more information about these exceptions and special rules.

2 These Funds indirectly bear shareholder service fees by virtue of their investments in other GMO Funds.

Distributions and Taxes

In the first full paragraph on page 165 of the Prospectus, the reference to “11:00 am Eastern time” is replaced with “2:00 pm Eastern time.”

The section captioned “Certain Non-U.S. Tax Issues Relating to Singapore” on page 168 of the Prospectus is replaced with the following:

Certain Non-U.S. Tax Issues Relating to Singapore

As described under “Management of the Trust,” GMO Singapore furnishes investment advisory services and makes investment decisions or recommendations for all or a part of each Emerging Markets Equity Fund’s portfolio, as determined by GMO.

GMO believes that an exemption from Singapore taxation should apply to income and gains derived from the provision of such investment advisory services and from such investment decisions or recommendations made by GMO Singapore for a “qualifying fund,” so long as, among other requirements, such income and gains constitute “specified income” from “designated investments” as those terms are defined under current Singapore tax law. In this regard, the sources of specified income from designated investments earned solely by each Emerging Markets Equity Fund (and not by any other series of GMO Trust) are considered. GMO expects that substantially all such income and gains earned by each Emerging Markets Equity Fund will constitute specified income from designated investments. This tax position takes into account advice received from Singapore legal counsel and relevant Singapore tax law. All income and gains that are considered to be Singapore-sourced (including amounts attributable to Fund-level permanent establishment in Singapore) and that do not otherwise qualify for the exemption would generally be subject to Singapore taxation at the current corporate rate of 17%. Shareholders of an Emerging Markets Equity Fund bear the risk of all Emerging Markets Equity Fund income tax consequences in the event that income or gains are subject to Singapore taxation.

In addition to the foregoing, a “non-qualifying” shareholder (described below) may be required to pay a “financial amount” to the Inland Revenue Authority of Singapore and fulfill certain Singapore tax reporting requirements. Very generally, non-qualifying shareholders may include, but are not limited to, Singapore-domiciled shareholders that maintain a permanent establishment in Singapore and who, either alone or with their associates, beneficially own applicable qualifying fund shares representing in excess of 50% of a qualifying fund’s net assets as of the final day of that qualifying fund’s financial year-end (or in excess of 30% of the qualifying fund’s net assets, to the extent the qualifying fund has less than 10 shareholders). The “financial amount” is generally computed by applying the prevailing corporate rate of tax to a non-qualifying shareholders’ share of qualifying fund profits.

Shareholders are responsible for evaluating their percentage interest of net assets in a qualifying fund for the purpose of their own particular situations. Relevant information may be derived from account statements and other information provided to shareholders in respect of the qualifying fund. Upon the reasonable request of a shareholder, GMO will provide information necessary to allow the shareholder to assess its percentage ownership in the qualifying fund.

Filed pursuant to Rule 497(e)
File Nos. 002-98772 and 811-04347

Amended and Restated Supplement dated December 1, 2018 to the
GMO Trust Statement of Additional Information dated June 30, 2018

This supplement amends and restates the supplement dated September 25, 2018 to the GMO Trust Statement of Additional Information dated June 30, 2018 (the “SAI”).

The sub-section appearing on page 63 of the SAI captioned “SGM Major Markets Fund” in the section captioned “Investment Guidelines” is replaced with the following:

SGM Major Markets Fund

Subject to Section 18(f), the Fund generally expects that its typical maximum gross positions will be not more than three (3.0) times the net asset value of the Fund.

In addition, GMO generally expects to apply the following ranges in the management of the Fund’s portfolio:

(1) Exposure (as determined by GMO) to a single asset class (e.g., equity securities, fixed income securities, commodities) will be between -100% and +100% of the Fund’s net asset value; and

(2) Exposure (as determined by GMO) to a single asset (e.g., any single futures contract) will be between -50% and +50% of the Fund’s net asset value.

The Fund will generally be managed within these ranges, although the Fund may be outside of these ranges for short periods of time. These ranges do not apply to the Fund’s investments in its wholly-owned subsidiary or cash, cash equivalents, cash substitutes and other short duration high quality exposures (e.g., shares of money market funds, shares of U.S. Treasury Fund or treasury bills of the U.S. or other developed countries).

The second paragraph of the section appearing on page 92 of the GMO Trust Statement of Additional Information, dated June 30, 2018, captioned “Management Contracts,” is replaced with the following:

In addition, as disclosed in the Prospectus, GMO has contractually agreed to waive and/or reimburse each Fund for specified Fund expenses through at least June 30, 2019 (and, in the case of GMO Climate Change Fund, through at least September 25, 2019). Additionally, with respect to only Climate Change Fund, GMO has voluntarily agreed to reduce its annual management fee by 0.15% through December 31, 2018. GMO does not expect the temporary 0.15% reduction of its management fee to continue beyond December 31, 2018. In addition to the contractual waivers and reimbursements described above, GMO has voluntarily waived U.S. Treasury Fund’s entire management fee. GMO may change or terminate this waiver at any time.

The table in the section appearing on page 86 of the GMO Trust Statement of Additional Information, dated June 30, 2018, captioned “Officers” is replaced with the following:

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Jason B. Harrison YOB: 1977	Trustee; President of the Trust	Trustee and President since March 2018.	Product Development, Grantham, Mayo, Van Otterloo & Co. LLC (October 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2006 – 2015)
Sheppard N. Burnett YOB: 1968	Chief Executive Officer	Chief Executive Officer since June 2015; Chief Financial Officer, March 2007-June 2015; Treasurer, November 2006-June 2015; Assistant Treasurer, September 2004-November 2006.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006-present).
Betty Maganzini YOB: 1972	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer, Chief Accounting Officer and Chief Financial Officer since September 2018; Assistant Treasurer, September 2013-September 2018.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010-present); Assistant Treasurer (June 2009-July 2010), Manager, Fund Administration and Regulatory Affairs (December 2006-June 2009), Hambrecht & Quist Capital Management LLC.

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present).
Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present).
Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007-present)
Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002-present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015-present); Associate, K&L Gates LLP (September 2007-July 2015).
Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006-present).
Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015-present); Associate, Dechert LLP (October 2010-February 2015).
Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006-November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015-present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000-May 2015).
Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since February 2016.	Compliance Associate, GMO UK Limited (April 2013-present); General Counsel, MVision Private Equity Advisers Limited (November 2009-January 2013).

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*  Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. With the exception of Mr. Harrison, each officer listed in the table above also serves as an officer of GMO Series Trust.

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